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                                                                 EXHIBIT (10)(e)


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                                         AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                   Home Office: Houston, Texas

                                    VARIABLE UNIVERSAL LIFE INSURANCE SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
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                                                  PART 1. APPLICANT INFORMATION
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Supplement to the application on the life of ______________________________________, dated _______________________________________.
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                                              PART 2. INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                  PREMIUM          DEDUCTION                                           PREMIUM          DEDUCTION
DIVISIONS                        ALLOCATION       ALLOCATION      DIVISIONS                           ALLOCATION       ALLOCATION
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AIM VARIABLE INSURANCE FUNDS                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
  AIM V.I. International                                            Oppenheimer High Income/VA (91)    _______%         _______%
   Equity Fund (85)               _______%         _______%       PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE                                           PIMCO Real Return Bond (125)       _______%         _______%
 PORTFOLIOS, INC.                                                   PIMCO Total Return Bond (126)      _______%         _______%
  VP Value Fund (86)              _______%         _______%       PUTNAM VARIABLE TRUST
FIDELITY VARIABLE INSURANCE                                         Putnam VT Diversified Income
 PRODUCTS FUND                                                       Fund (92)                         _______%         _______%
  VIP Equity-Income (121)         _______%         _______%         Putnam VT Small Cap Value
  VIP Growth (122)                _______%         _______%          Fund (93)                         _______%         _______%
  VIP Contrafund (123)            _______%         _______%         Putnam VT Vista Fund (94)          _______%         _______%
  VIP Asset Manager (124)         _______%         _______%         Putnam VT Voyager Fund (95)        _______%         _______%
MFS VARIABLE INSURANCE TRUST                                      FRANKLIN TEMPLETON VARIABLE
  MFS Emerging Growth Series (87) _______%         _______%        INSURANCE PRODUCTS TRUST
  MFS New Discovery Series (88)   _______%         _______%         Franklin Small Cap Fund (96)       _______%         _______%
  MFS Total Return Series (89)    _______%         _______%         Templeton International
NEUBERGER BERMAN ADVISORS                                            Securities Fund (97)              _______%         _______%
 MANAGEMENT TRUST                                                 VAN KAMPEN LIFE INVESTMENT TRUST
  Partners Portfolio (90)         _______%         _______%         Emerging Growth Portfolio (98)     _______%         _______%
NORTH AMERICAN FUNDS VARIABLE                                       Government Portfolio (99)          _______%         _______%
 PRODUCT SERIES I                                                   Other: __________________________  _______%         _______%
  International Equities
   Fund (81)                      _______%         _______%
  MidCap Index Fund (82)          _______%         _______%
  Money Market Fund (83)          _______%         _______%
  Stock Index Fund (84)           _______%         _______%
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                                                   PART 3. DOLLAR COST AVERAGING
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DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money
Market Fund (83) and transferred to one or more of the investment divisions below. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: ____________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:         [_] Monthly    [_] Quarterly    [_] Semiannually     [_] Annually
TRANSFER $ _____________________ ($100 MINIMUM, WHOLE DOLLARS ONLY) from the Money Market Fund (83) to the following division(s):

  International Equities Fund (81)          $_____________       Putnam VT Voyager Fund (95)                          $_____________
  MidCap Index Fund (82)                    $_____________       Franklin Small Cap Fund (96)                         $_____________
  Stock Index Fund (84)                     $_____________       Templeton International Securities Fund (97)         $_____________
  AIM V.I. International Equity Fund (85)   $_____________       Emerging Growth Portfolio (98)                       $_____________
  VP Value Fund (86)                        $_____________       Government Portfolio (99)                            $_____________
  MFS Emerging Growth Series (87)           $_____________       VIP Equity-Income (121)                              $_____________
  MFS New Discovery Series (88)             $_____________       VIP Growth (122)                                     $_____________
  MFS Total Return Series (89)              $_____________       VIP Contrafund (123)                                 $_____________
  Partners Portfolio (90)                   $_____________       VIP Asset Manager (124)                              $_____________
  Oppenheimer High Income Fund/VA (91)      $_____________       PIMCO Real Return Bond (125)                         $_____________
  Putnam VT Diversified Income Fund (92)    $_____________       PIMCO Total Return Bond (126)                        $_____________
  Putnam VT Small Cap Value Fund (93)       $_____________       Other: ____________________________________________  $_____________
  Putnam VT Vista Fund (94)                 $_____________
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                                                   PART 4. AUTOMATIC REBALANCING
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AUTOMATIC REBALANCING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. Please refer to the prospectus for more information on the Automatic Rebalancing option.
                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.
FREQUENCY:              [_] Quarterly      [_] Semiannually      [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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AGLC 0091                                                   PAGE 1 OF 2
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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          Home Office: Houston, Texas

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                                                  PART 5. TELEPHONE AUTHORIZATION
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I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and to change allocations for future purchase payments and monthly deductions given by:
(Initial appropriate box below).

[ ]  Policy Owner(s) ONLY -- If Joint Owners, either of us acting independently.
[ ]  Policy Owner(s) OR the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

[ ]  INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.

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                                                PART 6. MODIFIED ENDOWMENT CONTRACT
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If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the United States
Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
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                                       PART 7. SUITABILITY (All Questions Must Be Answered.)
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
                                                                                                            YES           NO
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1.  Have you, the Proposed Insured or Owner (if different), received the variable universal life
    insurance policy prospectus and the prospectuses describing the investment options?                     [ ]           [ ]
    (If "yes," please furnish the Prospectus dates.)

         Variable Universal Life Insurance Policy Prospectus             -----------------------

         Supplements (if any):                                           -----------------------

2.  Do you understand that under the Policy applied for:
    a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
       INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                       [ ]           [ ]

    b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
       SEPARATE ACCOUNT AND CERTAIN EXPENSE DEDUCTIONS?                                                     [ ]           [ ]

    c. The Policy is designed to provide life insurance coverage and to allow for the accumulation
       of values in the Separate Account?                                                                   [ ]           [ ]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and
    your anticipated financial needs?                                                                       [ ]           [ ]

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Signed at:                                                                           Date:
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            CITY                                                         STATE

X                                                                     X
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 SIGNATURE OF PRIMARY PROPOSED INSURED                                  SIGNATURE OF REGISTERED REPRESENTATIVE

X
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 SIGNATURE OF OWNER (if different from Proposed Insured)                PRINT NAME OF BROKER/DEALER

X
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 SIGNATURE OF JOINT OWNER (if applicable)


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AGLC 0091                                                   PAGE 2 OF 2
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